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                                                                   Exhibit 10.10

                                 FMC Corporation
                            Executive Severance Plan
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              (As Amended and Restated Effective as of May 1, 2001)

1.   History and Purpose. The Company adopted the Plan in 1983 and amended and
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restated in 1997 and as of January 1, 2000. The Plan is hereby amended and restated as of May 1, 2001. The purpose of the Plan is to assure the Company that it will have the continued dedication and the availability of objective advice and counsel from key executives of the Company, notwithstanding the possibility, threat or occurrence of a bid to take over control of the Company.

     The Board believes it is imperative that, if the Company receives any proposals from a third person concerning a possible business combination with the Company or the acquisition of the Company's equity securities, both the Company and the Board be able to rely upon key executives to continue in their positions and to be available for advice, without concern that those individuals might be distracted by their own personal financial situations and the risks to themselves created by the proposal.

     If the Company receives any such proposal, key executives will be called upon to assist in assessing the proposal, to advise management and the Board regarding whether the proposal is in the best interest of the Company and its stockholders, and to take such other actions as the Board might deem appropriate.

2.   Eligible Executives.  The following individuals will be Participants:
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     a. the Chairman of the Board;

     b. the President, the Executive Vice Presidents, and the Senior Vice Presidents of the Company;

     c. the Group and Regional Managers of the Company;

     d. other officers of the Company, except Assistant Secretaries and Assistant Treasurers;

     e. Division Managers of the Company; and

     f. other key executives of the Company and its Affiliates who are from time to time named as Participants by the Committee in its sole discretion.

     A Participant will cease to be a Participant if and when the Committee determines he or she should no longer be a Participant. The Committee will not determine that a Participant has ceased to be a Participant during any period that the Company knows a Person has taken steps reasonably calculated to effect a Change in Control, and before the Board has determined that

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that Person has abandoned or terminated its efforts to effect a Change in
Control. The decision of the Board that a Person has abandoned or terminated its efforts to effect a Change in Control will be conclusive and binding on all Participants.

3.   Terms of the Plan. The terms of the Plan are as set forth in the forms
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of Agreement attached to this Plan, with Form IA applicable to Tier IA
Participants, Form I applicable to Tier I Participants, Form II applicable to Tier II Participants and Form III applicable to Tier III Participants. The Company will enter into Agreements with each Participant containing the terms set forth in the applicable form. Once an individual becomes a Participant, for periods prior to the date the Company and the Participant execute an Agreement, the Participant will be entitled to participate in the Plan on the terms and conditions set forth in the form of Agreement applicable to the Participant.

4.   Certain Definitions. Capitalized terms used in this Plan will have the
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meanings set forth below.

     a.  Affiliate means a corporation or other entity controlled by,
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         controlling or under common control with the Company, including, without limitation, any corporation partnership, joint venture or other entity during any period in which at least a fifty percent (50%) voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.

     b.  Agreement means the executive severance agreements, in the forms
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         attached to the Plan, that the Company enters into with Participants to memorialize the terms of their entitlement to executive severance benefits.

     c.  Board means the Board of Directors of the Company, as it is constituted
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         from time to time.

     d.  Change in Control means the happening of any of the following events:
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             (1) An acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or
         (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (iv) any acquisition pursuant to a transaction which complies with Subsections
         (A), (B) and (C) of Subsection (3) of this Section 4d;

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             (2) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board will be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 4(d), that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) will be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board will not be so considered as a member of the Incumbent Board;

             (3) Consummation of a reorganization, merger or consolidation, sale or other disposition of all or substantially all of the assets of the Company or acquisition by the Company of the assets or stock of another entity ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
         (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, twenty percent (20%) or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

             (4) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

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e.       Committee means the Compensation and Organization Committee of the
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         Board, or any other committee of the Board that has, on the date of termination, the duties and responsibilities delegated to the Compensation and Organization Committee as of the Effective Date.

f.       Company means FMC Corporation, a Delaware Corporation, or any successor
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         thereto.

g.       Distribution means FMC's distribution of its interest in the Company.
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h.       Effective Date means May 1, 2001, the date the Plan was adopted by the
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         Board.

i.       Exchange Act means the Securities Exchange Act of 1934, as amended, or
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         any successor thereto.

j.       FMC means FMC Corporation, a Delaware corporation.
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k.       IPO means the initial registered public offering by the Company of
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         shares of common stock of the Company.

l.       Participant means one of the Tier IA Participants, Tier I Participants,
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         Tier II Participants or Tier III Participants.

m.       Person has the meaning ascribed to such term in Section 3(a)(9) of the
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         Exchange Act and used in Sections 13(d) and 14(d) thereof, including a
         "group" as provided in Section 13(d) thereof.

n.       Plan means the FMC Corporation Executive Severance Plan, as set forth
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         herein and as hereinafter amended from time to time.

o.       Tier IA Participants means the Chairman of the Board, the Chief
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         Executive Officer and the President of the Company, and any other employees of the Company or an Affiliate designated by the Committee as Tier IA Participants.

p.       Tier I Participants means the Executive Vice Presidents, Senior Vice
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         Presidents, Group Managers, and International Regional Managers of the
         Company, and any other employees of the Company or an Affiliate designated by the Committee as Tier I Participants.

q.       Tier II Participants means all officers of the Company other than
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         Assistant Secretaries and Assistant Treasurers, and any other employees of the Company or an Affiliate designated by the Committee to be Tier
         II Participants.

r.       Tier III Participants means Division Managers of the Company and any
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         other employees of the Company or an Affiliate designated by the
         Committee to be Tier

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               III Participants, and any other employees of the Company or an
               Affiliate designated by the Committee as Tier III Participants.

5.       Trust. The Company will create a trust in accordance with the terms of
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the forms of Agreement. The trust will have such assets as the forms of
Agreement provide. Any assets contained in the trust will, at all times, be specifically subject to the claims of the Company's general creditors in the event of bankruptcy or insolvency. The trust document must specifically state that any assets held under it will be subject to the claims of the Company's general creditors in the event of bankruptcy or insolvency, and must detail the required procedure for notifying the trustee of the Company's bankruptcy or insolvency.

6.       Termination and Amendment of the Plan.  The Board or the Committee
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will have the power at any time, in its discretion, to amend, abandon or terminate the Plan, in whole or in part. Notwithstanding the foregoing, no amendment, abandonment or termination may modify, waive or discharge any provisions of the Agreements, unless each affected Participant agrees in writing, signed by the Participant and an authorized member of the Board or the Committee (or by either or both parties' legal representatives or successors), to the modification, waiver or discharge.

7.       Governing Law. The validity, interpretation, construction and
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enforcement of this Plan will be governed by the laws of the State of Delaware, without giving effect to that state's conflicts of laws principles. Notwithstanding the foregoing, to the extent state laws are preempted by the laws of the United States, the laws of the United States will control the validity, interpretation, construction and enforcement of this Plan.

8.       Administration  by the Committee.  The Committee is the  administrator
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of the Plan, and has all powers necessary to carry out the Plan's provisions.
Among other things, the Committee has the authority, subject to the terms of the Plan and the Agreements, to adopt, alter and replace administrative rules, guidelines and practices governing the Plan, to interpret the terms and provisions of the Plan and any Agreements and to take any action it deems appropriate for the administration of the Plan. The Committee may act only by a majority of its members then in office unless it allocates or delegates its authority to a Committee member or other person to act on its behalf. The Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any other person or persons. Any such allocation or delegation may be revoked by the Committee at any time. The regularly kept records of the Company and its Affiliates will be final, conclusive and binding on all persons regarding a Participant's date and length of service, amount of compensation and the manner of its payment, type and length of absences from work and all other matters contained in those records. Any authority granted to the Committee may also be exercised by the Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action will control.

9.       Incapacity.  If any person  entitled  to a  distribution  under the
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Plan is deemed by the Company or the Committee or their delegates to be incapable of personally receiving and giving a valid receipt for the distribution, then, unless and until a duly appointed guardian or other representative of the person claims the distribution, the Company or its delegate may pay the

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distribution or any part of it to any other person or institution then contributing toward or providing for the care and maintenance of the person entitled to the distribution. Any payment pursuant to the preceding payment will be a payment for the account of the person entitled to it, and a complete discharge of the Company, the Committee, their delegates and the Plan from any liability for the payment.

10.      Indemnification.  The Company and each Affiliate will indemnify and
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hold harmless each member of the Committee, or any employee of the Company or any Affiliate (to the extent not indemnified or saved harmless under any liability insurance or any other indemnification arrangement) from any and all claims, losses, liabilities, costs and expenses (including attorneys' fees) arising out of any actual or alleged act or failure to act made in good faith pursuant to the provisions of the Plan or the trust, including expenses reasonably incurred in the defense of any claim regarding the administration of the Plan or the trust. Notwithstanding the foregoing, no indemnification or defense will be provided under this Plan or trust to any person, regarding any conduct that has been judicially determined, or agreed by the parties, either to have constituted willful misconduct by that person, or to have resulted in his or her receipt of personal profit or advantage to which he or she was not entitled.

11.      Limitations on Liability.  Notwithstanding any of the preceding
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provisions of this Plan, neither the Company, the Committee nor any individual acting as an employee or agent of the Company will be liable to any Participant, former Participant or other person for any claim, loss, liability or expense incurred in connection with the Plan, other than claims for benefits payable under any Agreement.

12.      Unclaimed Benefit. If all or any portion of a distribution payable to a
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Participant remains unpaid five years after it became payable because the
Committee was unable to locate the Participant, after sending a registered letter, return receipt requested, to the last known address of the Participant, then the amount payable to the Participant will become a forfeiture, and will be retained by the Company as part of its general assets.

         IN WITNESS WHEREOF, the Company has caused this Plan to be executed in its name and behalf on this 1/st/ day of May, 2001.

                                           FMC CORPORATION

                                           By: /s/ Michael W. Murray
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                                           Its: Vice President - Human Resources
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